Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

NANC	Unusual Whales Subversive Democratic Trading ETF

GOP	Unusual Whales Subversive Republican Trading ETF

(each a “Fund,” and together the “Funds”)

Each listed on CBOE BZX Exchange, Inc.

July 31, 2026

Supplement to

each Summary Prospectus,

Prospectus, and Statement of Additional Information (SAI)

each dated January 28, 2026

Effective immediately, the following changes are made to each Fund’s Summary Prospectus, Prospectus and SAI, as applicable.

Name Change

Effective immediately, each Fund’s name is changed in accordance with the following chart. Accordingly, all references to each Fund’s current name in its respective Summary Prospectus, Prospectus and SAI are hereby amended and restated to reflect the Fund’s new name.

Current Name	New Name
Unusual Whales Subversive Democratic Trading ETF	Subversive Congressional Democrats Trading ETF
Unusual Whales Subversive Republican Trading ETF	Subversive Congressional Republicans Trading ETF

Service Provider Change

The Funds are no longer utilizing the services of Unusual Whales, Inc. (the “Data Provider”) to provide information from Periodic Transaction Reports (“PTRs”) filed by members of the U.S. Congress to Tidal Investments LLC (the “Adviser”), the investment adviser to each Fund. The Adviser now directly obtains information from PTRs filed by members of the U.S. Congress. All references to the Data Provider in each Summary Prospectus, the Prospectus and the SAI are hereby removed.

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Fund Sponsor Disclosure

Effective immediately, the “Fund Sponsor” section on page 18 of the Funds’ Prospectus is hereby deleted and replaced with the following:

The Adviser has entered into a fund sponsorship agreement with Subversive Markets Lab, LLC (“SML”) pursuant to which SML is a sponsor to the Funds. Under this arrangement, SML has agreed to provide financial support (as described below) to the Funds. Every month, unitary management fees for each Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Fund.

In return for its financial support for the Funds, the Adviser has agreed to pay SML a portion of any remaining profits generated by the unitary management fee for each Fund. If the amount of the unitary management fees exceeds a Fund’s operating expenses and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to SML.

Further, if the amount of the unitary management fee is less than a Fund’s operating expenses and the Adviser-retained amount, SML is obligated to reimburse the Adviser for a portion of the shortfall. Although SML has agreed to be responsible for the financial support of the Funds the Adviser retains the ultimate obligation to the Funds to pay such expenses.

In addition to financial support, SML also provides marketing support to the Funds including promotion, branding and idea generation. SML does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds.

Please retain this Supplement for future reference.

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